                                  EXHIBIT 10.33

                                                                 EXHIBIT 10.33

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE
NOTICE OF GRANT AWARD

TYPE OF AWARD: RESEARCH
AUTHORIZED BY:  42 USC 241 42 CFR 52

DATE ISSUED: 04/26/91

GRANT NUMBER: GNM 1 R01 HG00122-O1A1

TOTAL PROJECT PERIOD: From 05/01/91 Through /4/30/94

AWARDED BY: NATIONAL CENTER FOR HUMAN GENOME RESEARCH

Title of Project or Area of Training: A PHYSICAL & REFINED GENETIC MAP OF HUMAN CHROMOSOME 10

Grantee Organization
                  Collaborative Research, Inc.
                  Two Oak Park
                  Bedford, MA  01730

Principal Investigator/Program Director/ Awardee
                  MAO, JEN-I                PHD
                  Collaborative Research, Inc.
                  Human Genetics & Molecular Bio
                  Two Oak Park
                  Bedford, MA  01730

         APPROVED BUDGET
FOR BUDGET PERIOD 05/01/91 Through 04/30/92
Salaries and Wages................................ $136,650
Fringe Benefits ...................................  40,995
     Total Personnel Costs.................................                  $177,645
Consultant Costs...........................................
Equipment..................................................                    41,000
Supplies...................................................                    86,000
Travel-Domestic............................................                     1,500
         -Foreign..........................................                     4,000
Patient Care--Inpatient....................................
          --Outpatient.....................................
Alterations and Renovations................................
Consortium/Contractual Costs...............................
Other......................................................
                  .........................................
Trainee Stipends...........................................
Trainee Tuition and Fees...................................
Trainee Travel ............................................


     TOTAL DIRECT COSTS ->..................................               $310,145

When PHS Prior Approval is required for rebudgeting, submit requests to Grants
Management Official below.

         AWARD COMPUTATION
DIRECT COSTS................................................               $310,145
INDIRECT COSTS..............................................               $242,231
                                                                           --------

TOTAL   ....................................................               $552,376

Less Unobligated Balance [Prior Period(s)]..................               $      0

AMOUNT OF THIS AWARD ->.....................................               $552,376

         Base dollars x Rate Percentage = Indirect Costs $
         269,145          90.00               242,231

SUPPORT RECOMMENDED FOR REMAINDER OF PROJECT PERIOD**
Budget            Total Direct Costs       Stipends
Period            (Includes Stipends)

02                  294,143
03                  305,787
04                   NONE

**Subject to availiability of funds and satisfactory progress.


--------------------------------------------------------------------------------
REMARKS
This Grant is included under Expanded Authorities (PHS Circular 89.02) - See
NIH Guide for Grants and Contracts, Vol. 18, No. 36, 10/13/89.

Grants  Management Contact:  Cheryl L. Holleran (301) 402-0733
Program Administrator:  Dr. Bettie J. Graham (301) 496-7531

See page 2 for Additional Remarks.
--------------------------------------------------------------------------------

Terms of Acceptance: By acceptance of funds awarded under this grant, the grantee acknowledges that it will comply with terms and conditions in the following: (1) Legislation cited above; (2) Regulations cited above; (3) Special provisions noted above under remarks or attached to this notice; (4) CFR Part 74 or 92, as applicable; (5) PHS Grants Administration Manual; (6) PHS Grants Policy Statement. The above order of precedence shall prevail.

FY- Common Accounting Number: 1-8427201

CRS/ Entity Identifaction No.: 1042297484A1

PHS List No./Object Class Code: /41.4A

Document Number: (08)R1HG00122A

PROGRAM OFFICIAL
/S/ Bettie J. Graham
BETTIE J. GRAHAM, PH.D.
CHIEF, RESEARCH GRANTS BRANCH
NATIONAL CENTER FOR HUMAN
         GENOME RESEARCH

PHS GRANTS MANAGEMENT OFFICIAL
/s/ Alice H. Thomas
ALICE H. THOMAS
GRANTS MANAGEMENT OFFICER
NATIONAL CENTER FOR HUMAN
         GENOME RESEARCH

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE
NOTICE OF GRANT AWARD

TYPE OF AWARD: REASEARCH
AUTHORIZED BY: 42 USC 241 42 CFR 52

DATE ISSUED: 05/29/92

GRANT NUMBER: GNM 5  R01 HG00122-02

TOTAL PROJECT PERIOD: From 05/01/91 Through 04/30/94

AWARDED BY: NATIONAL CENTER FOR HUMAN GENOME RESEARCH

Title of Project or Area of Training: PHYSICAL & REFINED GENETIC MAP OF HUMAN CHROMOSOME 10

Grantee Organization
                  Collaborative Research, Inc.
                  1365 Main Street
                  Waltham, MA  02154

Principal Investigator/Program Director/ Awardee
                  MAO, JEN-I                PHD
                  Collaborative Research, Inc.
                  Human Genetics & Molecular Bio
                  1365 Main Street
                  Waltham, MA 02154

         APPROVED BUDGET
FOR BUDGET PERIOD 05/01/92 Through 04/30/93
Salaries and Wages...................................................$150,756
Fringe Benefits .......................................................45,227
     Total Personnel Costs...................................................        $195,983
Consultant Costs.............................................................
Equipment         ...........................................................           3,000
Supplies          ...........................................................          89,440
Travel-Domestic..............................................................           1,560
         -Foreign............................................................
Patient Care--Inpatient......................................................
          --Outpatient.......................................................
Alterations and Renovations..................................................
Consortium/Contractual Costs.................................................           4,160
Other             ...........................................................
                  ...........................................................
Trainee Stipends.............................................................
Trainee Tuition and Fees.....................................................
Trainee Travel...............................................................



     TOTAL DIRECT COSTS ->..................................................         $294,143

When PHS Prior Approval is required for rebudgeting, submit requests to Grants
Management Offical below.

         AWARD COMPUTATION
DIRECT COSTS................................................................         $294,143
INDIRECT COSTS..............................................................         $262,029
                                                                                     --------
TOTAL ......................................................................         $556,172

Less Unobligated Balance [Prior Period(s)]..................................         $      0

AMOUNT OF THIS AWARD ->.....................................................         $556,172

         Base dollars x Rate Percentage = Indirect Costs $
         269,143            90.00            262,029

SUPPORT RECOMMENDED FOR REMAINDER OF PROJECT PERIOD**
Budget   Total Direct Costs         Stipends
Period   (Includes Stipends)

03             305,787
04             NONE

**Subject to availiability of funds and satisfactory progress.

--------------------------------------------------------------------------------
REMARKS
This Grant is included under Expanded Authorities (PHS Grants Policy Statement Revised 10/01/90)

Grants  Management Contact:  Linda Hall  (301) 402-0733
Program Administrator:  Dr. Bettie Graham (301) 496-7531

See attached for terms of acceptance and any additional terms and conditions.
--------------------------------------------------------------------------------

FY- Common Accounting Number: 2-8427201

CRS/ Entity Identification No.: 1042297484A1

PHS List No./Object Class Code: /41.4E

Document Number: (08)R1HG00122A


PROGRAM  OFFICIAL
/S/ Bettie J. Graham
BETTIE J. GRAHAM, PH.D.
CHIEF, RESEARCH GRANTS BRANCH

NATIONAL CENTER FOR HUMAN
         GENOME RESEARCH

PHS GRANTS MANAGEMENT OFFICIAL
/S/ Alice H. Thomas
ALICE H. THOMAS
GRANTS MANAGEMENT OFFICER
NATIONAL CENTER FOR HUMAN
         GENOME RESEARCH

PHS 1533 920521 1337 Copies distributed to Principal Investigator, Program Director or Awardee, and Business Office DKP

                              NOTICE OF GRANT AWARD


Page 2
5 R01 HG00122-03
MAO, JEN-I           Ph.D.

                              TERMS AND CONDITIONS

Terms of acceptance: This grant is subject to the terms and conditions incorporated either directly or by reference in the following: (1) The grant program legislation cited on the first page; (2) The grant program regulations cited on the first page; (3) This award notice including terms and conditions, if any, noted below or attached to this notice; (4) PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period; and
(5) 45 CFR Part 74 or 92 as applicable. In the event there are conflicting or otherwise inconsistent policies applicable to the grant, the above order of precedence shall prevail. Acceptance of the grant terms and conditions is acknowledged by the grantee when funds are drawn or otherwise obtained from the grant payment system.

1. Unobligated funds from the 01 year may be carried over to the 02 year, however, no additional funds over those originally recommended for the 02 year are approved. Any expenses covered by carry-over funds are considered one-time costs only and will not affect the out years.

2. General Program Income is to be treated under the Additional Costs Alternative, per the PHS GRANTS POLICY STATEMENT.

                              NOTICE OF GRANT AWARD
                              (Additional Remarks)


Page 3

If you need assistance from the ICD during the course of this grant, please contact the grants management and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award, and administration of grants. Grants Management Specialists serve as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the ICD to a change in the amount of funding.

PROGRAM CONTACT: The Health Science Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grants Award, is responsible for all scientific and technical matters dealing with the administration of grants. The Health Science Administrator reviews and monitors scientific progress of the project and provides advice and assistance relative to all technical problems to ensure that the scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific needs should be addressed to the Health Science Administrator.

PRIOR APPROVAL: Requests which require the approval of the ICD must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g. 1 R01 HG-12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE
National Institutes of Health
National Center for Human Genome Research

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH

1.   DATE ISSUED (Mo./Day/Yr.):    04/07/93

2.   CFDA NO.:         93.172

3. SUPERSEDES AWARD NOTICE dated __________________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.   GRANT NO.:     5 R01 HG00122-03

     Formerly:

5.   ADMINISTRATIVE CODES:        B2G

6.   PROJECT PERIOD Mo./Day/Yr.:  From 05/01/91 Through  04/30/94

7.   BUDGET PERIOD Mo./Day/Yr.:  From 05/01/93  Through 04/30/94

8. TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces): Physical & Refined Genetic Map of Human Chromosome 10 GNM

9.   GRANTEE NAME AND ADDRESS:

              Collaborative Research, Inc.
              1365 Main Street
              Waltham, MA  02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

              MAO, JEN-I                PHD
              Collaborative Research, Inc.
              Human Genetics & Molecular BIO
              1365 Main Street
              Waltham, MA  02154

11.      APPROVED BUDGET (Excludes PHS Direct Assistance)

         I        PHS Grant Funds Only
                                                          / I /

         II Total project costs including grant funds and all other financial participation

                  (SELECT ONE AND PLACE NUMERAL IN BOX.)
         a.       Salaries and Wages.................................$156,787
         b.       Fringe Benefits.....................................$47,035
         c.            Total Personnel Costs.................................        $203,822
         d.       Consultant Costs...........................................               0
         e.       Equipment..................................................           3,000
         f.       Supplies...................................................          93,017
         g.       Travel.....................................................           1,560
         h.       Patient Care--Inpatient....................................               0
         i.                   --Outpatient...................................               0
         j.       Alterations and Renovations................................               0
         k.       Other......................................................           4,388
         l.       Consortium/Contractual Costs...............................               0
         m.       Trainee Related Expenses...................................
         n.       Trainee Stipends...........................................               0
         o.       Trainee Tuition and Fees...................................               0
         p.       Trainee Travel.............................................               0
         q.            TOTAL DIRECT COSTS ->.................................        $205,787
         r.       INDIRECT COSTS (Rate*       % of S&W/TADC).................        $272,568
         s.       TOTAL APPROVED BUDGET......................................        $578,295
         t.       SBIR Fee...................................................        $      0
         u.       Federal Share..............................................        $578,295
         v.       Non-Federal Share..........................................

12.      AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
         a.       Amount of PHS Financial Assistance (from Item 11.u.)..........     $578,295
         b.       Less Unobligated Balance From Prior Budge Periods.............     $      0
         c.       Less Cumulative Prior Award(s) This Budget Period.............     $      0
         d.       AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION....................     $578,295

13.      RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
         SATISFACTORY PROGRESS OF THE PROJECT):
-------------------------------------------------------------------------------------------------------------------
     YEAR               TOTAL DIRECT COSTS/STIPENDS              YEAR               TOTAL DIRECT COSTS/STIPENDS
-------------------------------------------------------------------------------------------------------------------
   a.                                                          d.
-------------------------------------------------------------------------------------------------------------------
   b.                                                          e.
-------------------------------------------------------------------------------------------------------------------
   c.                                                          f.
-------------------------------------------------------------------------------------------------------------------

14.    APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):
       a.   Amount of PHS Direct Assistance.................................  $
       b.   Less Unobligated Balance From Prior Budget Periods..............  $
       c.   Less Cumulative Prior Award(s) This Budget Period...............  $
       d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION.........................  $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES:
       (Select One and Place LETTER in box.)

                                                                      / A /
       a.   DEDUCTION
       b.   ADDITIONAL COSTS
       c.   MATCHING
       d.   OTHER RESEARCH (Add/Deduct Option)
       e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE
       FOLLOWING:

       a.   The grant program legislation cited above.
       b.   The grant program regulation cited above.
       c. This award notice including terms and conditions, if any, noted below under REMARKS.
       d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
       e.   45 CFR part 74 or 45 CFR Part 92 as applicable.

       IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached --   /  / Yes    /  / No)

         Grant Specialist:  Linda Hall (301) 402-0733
         Program Official:  Dr. Bettie J. Graham (301) 496-7531

*  Base X Rate  ($302,787 X 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/s/ Jean M. Cahill
(Name-Typed/Print)                              (Title)
         Jean M. Cahill                              Grants Management Officer

17.      OBJ. CLASS:                41.4E

18.      CRS - EIN:                 1042297484A1


19.      LIST NO.:

---------------------------------------------------------------------------------------------------------------------------
 FY-CAN                DOCUMENT NO.            ADMINISTRATIVE                AMT. ACTION FIN.             AMT. ACTION DIR.
                                                    CODE                           ASST.                        ASST.
---------------------------------------------------------------------------------------------------------------------------
20.a.  93 8427201    b.  R1HG00122A            c.                             d.                          e.

21.a.                b.                        c.                             d.                          e.

22.a.                b.                        c.                             d.                          e.
---------------------------------------------------------------------------------------------------------------------------

                              NOTICE OF GRANT AWARD

Page 2
5 R01 HG00122-03
MAO, JEN-I                                             Ph.D.

1. The Appropriations Act prohibits reimbursement of direct salary for individuals at a rate greater than $125,000 a year as determined in the original award. The language contained in the Appropriations Act follows:

     "None of the funds appropriated in this title for the National Institutes of Health and the Alcohol, Drug Abuse, and Mental Health Administration shall be used to pay the salary of an individual, through a grant or other extramural mechanism, at a rate in excess of $125,000 per year."

2. Allowable activities conducted by for-profit organizations will be determined by applying the cost principles of contracts with Commercial Organizations set forth in 48 CFR Subpart 31.2. Independent research and development costs are unallowable.

3.  All prior approvals, where required, remain with the awarding unit.

4. This grant is in the final budget period. Unless an application for competitive renewal is funded, grant closeout documents must be submitted within 90 days of the end of the current budget period. Documents required are a Financial Status Report (FSR), Final Invention Statement and Final Progress Report. The Final Progress Report may be typed on plain white paper and should include, at a minimum, a summarization of progress toward the achievement of the originally stated aims, a list of results (positive or negative) considered significant, and a list of publications resulting from the project as well as a plan for future publications. An original and one copy are required. Please send the Final Progress Report and Invention Statement to the following address:

            National Center for Human Genome Research
            Grants & Contracts Management Section
            9000 Rockville Pike
            Building 38A, Room 613
            Bethesda, MD  20892

The Final FSR should be sent to:

            National Institutes of Health
            Division of Financial Management
            9000 Rockville Pike
            Building 31, Room B1B-11
            Bethesda, MD  20892

                              NOTICE OF GRANT AWARD


Page 3
5 R01 HG00122-03
MAO, JEN-I                            Ph.D.


5. Title to equipment acquired under this grant shall vest upon acquisition in the Federal Government and be accounted for as outlined in the publication entitled, "Control of Property in the Possession of Contractors." The property administrator for the grant is:

         Research Contracts Property Administrator
         Personal Property Branch
         National Institutes of Health
         Building 13, Room 2E65D
         Bethesda, MD  20892
         Phone (301) 496-6467

                              NOTICE OF GRANT AWARD
                              (Additional Remarks)


Page 4

If you need assistance from the ICD during the course of this grant, please contact the grants management and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award, and administration of grants. Grants Management Specialists serve as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the ICD to a change in the amount of funding.

PROGRAM CONTACT: The Health Science Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grants Award, is responsible for all scientific and technical matters dealing with the administration of grants. The Health Science Administrator reviews and monitors scientific progress of the project and provides advice and assistance relative to all technical problems to ensure that the scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific needs should be addressed to the Health Science Administrator.

PRIOR APPROVAL: Requests which require the approval of the ICD must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g. 1 R01 HG-12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE
National Instititutes of Health
National Center for Human Genome Research

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH

1.       DATE ISSUED (Mo./Day/Yr.):    04/22/94

2.       CFDA NO.:         93.172

3. SUPERSEDES AWARD NOTICE dated __________________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.       GRANT NO.:        2 R01 HG00122-04

         Formerly:

5.       ADMINISTRATIVE CODES:              M2BG

6.       PROJECT PERIOD Mo./Day/Yr.:  From 05/01/91 Through  04/30/97

7.       BUDGET PERIOD Mo./Day/Yr.:  From 05/01/94 Through  04/30/95

8.       TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces):  A High Resolution
         Physical Map of Human Chromosome 10          MGN

9.       GRANTEE NAME AND ADDRESS:

                  Collaborative Research, Inc.
                  1365 Main Street
                  Waltham, MA  02154


10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

                  Mao, Jen-I                PHD
                  Collaborative Research, Inc.
                  1365 Main Street
                  Waltham, MA  02154

11.      APPROVED BUDGET (Excludes PHS Direct Assistance)

         I        PHS Grant Funds Only

                                                      / I /

         II Total project costs including grant funds and all other financial participation

                  (SELECT ONE AND PLACE NUMERAL IN BOX.)

         a.       Salaries and Wages.................................$150,352
         b.       Fringe Benefits.....................................$51,118
         c.            Total Personnel Costs.................................        $201,470
         d.       Consultant Costs...........................................               0
         e.       Equipment..................................................           8,000
         f.       Supplies...................................................         105,000
         g.       Travel.....................................................           1,600
         h.       Patient Care--Inpatient....................................               0
         i.                   --Outpatient...................................               0
         j.       Alterations and Renovations................................               0
         k.       Other......................................................           7,150
         l.       Consortium/Contractual Costs...............................               0
         m.       Trainee Related Expenses...................................
         n.       Trainee Stipends...........................................               0
         o.       Trainee Tuition and Fees...................................               0
         p.       Trainee Travel.............................................               0
         q.            TOTAL DIRECT COSTS ->.................................         $323,220
         r.       INDIRECT COSTS (Rate*       % of S&W/TADC).................         $283,698
         s.       TOTAL APPROVED BUDGET......................................         $606,918
         t.       SBIR Fee...................................................         $      0
         u.       Federal Share..............................................         $606,918
         v.       Non-Federal Share..........................................         $

12.      AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
         a.       Amount of PHS Financial Assistance (from Item 11.u.)...........    $606,918
         b.       Less Unobligated Balance From Prior Budge Periods..............    $      0
         c.       Less Cumulative Prior Award(s) This Budget Period..............    $      0
         d.       AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION.....................    $606,918

13.      RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
         SATISFACTORY PROGRESS OF THE PROJECT):
-------------------------------------------------------------------------------------------------------------------
     YEAR               TOTAL DIRECT COSTS/STIPENDS              YEAR               TOTAL DIRECT COSTS/STIPENDS
-------------------------------------------------------------------------------------------------------------------
a.  05                  330,629                                 d.
-------------------------------------------------------------------------------------------------------------------
b.  06                  373,378                                 e.
-------------------------------------------------------------------------------------------------------------------
c.                                                              f.
-------------------------------------------------------------------------------------------------------------------


14.      APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):

         a.       Amount of PHS Direct Assistance.................................     $
         b.       Less Unobligated Balance From Prior Budget Periods..............     $
         c.       Less Cumulative Prior Award(s) This Budget Period...............     $
         d.       AMOUNT OF DIRECT ASSISTANCE THIS ACTION.........................     $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES:
         (Select One and Place LETTER in box.)

                                                                / B /
         a.       DEDUCTION
         b.       ADDITIONAL COSTS
         c.       MATCHING
         d.       OTHER RESEARCH (Add/Deduct Option)
         e.       OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE
         FOLLOWING:

         a.       The grant program legislation cited above.
         b.       The grant program regulation cited above.
         c. This award notice including terms and conditions, if any, noted below under REMARKS.
         d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
         e.       45 CFR part 74 or 45 CFR Part 92 as applicable.

         IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached --  / X / Yes    /  / No)

         Grant Specialist:    Linda Hall (301) 402-0733
         Program Official:    Dr. Bettie J. Graham 301- 496-7531

*  Base X Rate  ($315,220 X 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/s/ Jean M. Cahill
(Name-Typed/Print)                              (Title)
     Jean M.Cahill                     Grants Management Officer

17.      OBJ. CLASS:                41.4B

18.      CRS - EIN:                 1042297484A1


19.      LIST NO.:

---------------------------------------------------------------------------------------------------------------------------
 FY-CAN                DOCUMENT NO.            ADMINISTRATIVE                AMT. ACTION FIN.             AMT. ACTION DIR.
                                                    CODE                           ASST.                        ASST.
---------------------------------------------------------------------------------------------------------------------------
20.a.  94 8427201    b.  R1HG00122B            c.                             d.                          e.

21.a.                b.                        c.                             d.                          e.

22.a.                b.                        c.                             d.                          e.
---------------------------------------------------------------------------------------------------------------------------
PHS-5152-5 (Rev. 7/92):             940418 1149      (Note:  See reverse for payment information)             DC


                              NOTICE OF GRANT AWARD


Page 3
2 R01 HG00122-04
MAO, JEN-I, Ph.D.


Control of Government Property." The property administrator for the grant is:

        Chief, Property Accountability Section
        Personal Property Branch
        National Institutes of Health
        Building 13, Room 2E65
        Bethesda, MD 20892
        Phone:  301-496-6467

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

National Institutes of Health
National Center for Human Genome Research

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH
REVISED
1.       DATE ISSUED (Mo./Day/Yr.):    09/30/94

2.       CFDA NO.:         93.172

3. SUPERSEDES AWARD NOTICE dated 04/22/94 except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.       GRANT NO.:                    2 R01 HG00122-04

         Formerly:

5.       ADMINISTRATIVE CODES:         M2BG

6.       PROJECT PERIOD Mo./Day/Yr.:     From 05/01/91 Through 04/30/97

7.       BUDGET PERIOD Mo./Day/Yr.:      From 05/01/94 Through 04/30/95

8.       TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces):  High resolution
         physical MAP of chromosome 10   MGN

9.       GRANTEE NAME AND ADDRESS:

                           Genome Therapeutics Corp.
                           100 Beaver Street
                           Waltham, MA  02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

                           MAO, JEN-I                         PHD
                           Collaborative Research Inc.
                           1365 Main Street
                           Waltham, MA  02154

11.      APPROVED BUDGET (Excludes PHS Direct Assistance)

         I        PHS Grant Funds Only

                                                  / I /

         II Total project costs including grant funds and all other financial participation

                  (SELECT ONE AND PLACE NUMERAL IN BOX.)
  a.       Salaries and Wages.........................................        $150,352
  b.       Fringe Benefits............................................        $ 51,118
  c.            Total Personnel Costs.................................        $201,470
  d.       Consultant Costs...........................................               0
  e.       Equipment..................................................           8,000
  f.       Supplies...................................................         105,000
  g.       Travel.....................................................           1,600
  h.       Patient Care--Inpatient....................................               0
  i.                   --Outpatient..............................                    0
  j.       Alterations and Renovations................................               0
  k.       Other......................................................           7,150
  l.       Consortium/Contractual Costs...............................               0
  m.       Trainee Related Expenses...................................
  n.       Trainee Stipends...........................................               0
  o.       Trainee Tuition and Fees...................................               0
  p.       Trainee Travel.............................................               0
  q.            TOTAL DIRECT COSTS ->.................................        $323,220
  r.       INDIRECT COSTS (Rate*    % of S&W/TADC)....................        $283,698
  s.       TOTAL APPROVED BUDGET......................................        $606,918
  t.       SBIR Fee...................................................        $      0
  u.       Federal Share..............................................        $606,918
  v.       Non-Federal Share..........................................        $


12.      AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
  a.       Amount of PHS Financial Assistance (from Item 11.u.)                 $606,918
  b.       Less Unobligated Balance From Prior Budge Periods                    $      0
  c.       Less Cumulative Prior Award(s) This Budget Period                    $606,918
  d.       AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION                           $      0

13.      RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
         SATISFACTORY PROGRESS OF THE PROJECT):
---------------------------------------------------------------------------------------------------------------------------
     YEAR               TOTAL DIRECT COSTS/STIPENDS              YEAR               TOTAL DIRECT COSTS/STIPENDS
---------------------------------------------------------------------------------------------------------------------------
a.  05                            330,629                         d.
---------------------------------------------------------------------------------------------------------------------------
b.  06                            373,378                         e.
---------------------------------------------------------------------------------------------------------------------------
c.                                                                f.
---------------------------------------------------------------------------------------------------------------------------

14.      APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):
     a.    Amount of PHS Direct Assistance...........................     $
     b.    Less Unobligated Balance From Prior Budget Periods........     $
     c.    Less Cumulative Prior Award(s) This Budget Period.........     $
     d.    AMOUNT OF DIRECT ASSISTANCE THIS ACTION...................     $


15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

     a.   DEDUCTION
     b.   ADDITIONAL COSTS
     c.   MATCHING
     d.   OTHER RESEARCH (Add/Deduct Option)             / B /
     e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

    a.    The grant program legislation cited above.
    b.    The grant program regulation cited above.
    c. This award notice including terms and conditions, if any, noted below under REMARKS.
    d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
    e.    45 CFR part 74 or 45 CFR Part 92 as applicable.

    IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached --  / X / Yes   /  / No)

         Grant Specialist:  Linda Hall 301- 402-0733
         Program Official:  Dr. B. Graham 301- 496-7531

*  Base X Rate ($315,220 x 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/s/ Jean M. Cahill
(Name-Typed/Print)                              (Title)
Jean M. Cahill              Grants Management Officer

17.      OBJ. CLASS:                41.4B

18.      CRS - EIN:                 1042297484A1

19.      LIST NO.:
---------------------------------------------------------------------------------------------------------------------------
 FY-CAN                DOCUMENT NO.            ADMINISTRATIVE                AMT. ACTION FIN.             AMT. ACTION DIR.
                                                    CODE                           ASST.                        ASST.
---------------------------------------------------------------------------------------------------------------------------
20.a.  94 8427201    b.  R1HG00122B            c.                             d.                          e.

21.a.                b.                        c.                             d.                          e.

22.a.                b.                        c.                             d.                          e.
---------------------------------------------------------------------------------------------------------------------------
PHS-5152-5 (Rev. 7/92):    940928 0940       (Note:  See reverse for payment information.)                    JP 01

                              NOTICE OF GRANT AWARD


Page 2
2 ROI HG00122-04
MAO, JEN-I, PH.D.


1. This award is revised to reflect the grantee's name change. The grantee's name is changed from Collaborative Research, Inc. to Genome Therapeutics Corporation as requested in letter dated September 12, 1994.

2. It is the current practice of the NCHGR to mail the original Notice of Grant Award (NGA) and Terms and Conditions to the Business Official of the grantee organization. Since this is the ONLY notification which will be provided to your institution it is the responsibility of the grantee Business Office to make distribution of the NGA and Terms and Conditions to the Principal Investigator and other staff.

3.  All previous terms and conditions remain in effect.

                              NOTICE OF GRANT AWARD
                              (ADDITIONAL REMARKS)


PAGE 3

If you need assistance form the National Center for Human Genome Research during the course of this grant, please contact the grants management and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases and each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award and administration of grants. The Grants Management Specialist serves as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the NCHGR to a change in the amount of funding.

PROGRAM CONTACT: The Health Scientist Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all scientific and technical matters dealing with the administration of the grant. The Health Scientist Administrator reviews and monitors scientific progress of the project and provides advice and assistance relative to all technical problems to ensure that the scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific need should be addressed to the Health Scientist Administrator.

PRIOR APPROVAL: Requests which require the prior approval of the NCHGR must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g., 1 RO1 HG 12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE
National Institutes of Health
National Center for Human Genome Research

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH

1.       DATE ISSUED (Mo./Day/Yr.):     April 13, 1995

2.       CFDA NO.:         93-172

3. SUPERSEDES AWARD NOTICE dated __________________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.       GRANT NO.:        5 R01 HG00122-05

         Formerly:

5.       ADMINISTRATIVE CODES:              M2BG

6.       PROJECT PERIOD Mo./Day/Yr.:  From 05/01/91 Through 04/30/97

7.       BUDGET PERIOD Mo./Day/Yr.:  From 05/01/95 Through  04/30/96

8.       TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces):  High Resolution
         Physical Map of Chromosome 10          MGN

9.       GRANTEE NAME AND ADDRESS:

                  Genome Therapeutics Corporation
                  100 Beaver Street
                  Waltham, MA  02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

                  MAO, JEN-I                PHD
                  Collaborative Research Division
                  Genome Therapeutics Corporation
                  100 Beaver Street
                  Waltham, MA  02154

11.      APPROVED BUDGET (Excludes PHS Direct Assistance)

     I   PHS Grant Funds Only

                                                           / I /
     II Total project costs including grant funds and all other financial participation

         (SELECT ONE AND PLACE NUMERAL IN BOX.)
     a.  Salaries and Wages.............................$156,366
     b.  Fringe Benefits.................................$53,163
     c.       Total Personnel Costs............................      $209,529
     d.  Consultant Costs......................................             0
     e.  Equipment.............................................         5,000
     f.  Supplies..............................................       109,200
     g.  Travel................................................         1,600
     h.  Patient Care--Inpatient...............................             0
     i.              --Outpatient..............................             0
     j.  Alterations and Renovations...........................             0
     k.  Other.................................................         5,300
     l.  Consortium/Contractual Costs..........................             0
     m.  Trainee Related Expenses..............................
     n.  Trainee Stipends......................................             0
     o.  Trainee Tuition and Fees..............................             0
     p.  Trainee Travel........................................             0
     q.       TOTAL DIRECT COSTS ->............................      $330,629
     r.  INDIRECT COSTS (Rate*       % of S&W/TADC)............      $293,066
     s.  TOTAL APPROVED BUDGET.................................      $623,695
     t.  SBIR Fee..............................................      $      0
     u.  Federal Share.........................................      $623,695
     v.  Non-Federal Share.....................................      $

12.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
     a.  Amount of PHS Financial Assistance (from Item 11.u.)....     $623,695
     b.  Less Unobligated Balance From Prior Budge Periods.......     $      0
     c.  Less Cumulative Prior Award(s) This Budget Period.......     $      0
     d.  AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION..............     $623,695


13.  RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
     SATISFACTORY PROGRESS OF THE PROJECT):
---------------------------------------------------------------------------------------------------------------------------
     YEAR               TOTAL DIRECT COSTS/STIPENDS              YEAR               TOTAL DIRECT COSTS/STIPENDS
---------------------------------------------------------------------------------------------------------------------------
a.  06                          373,378                         d.
---------------------------------------------------------------------------------------------------------------------------
b.                                                              e.
---------------------------------------------------------------------------------------------------------------------------
c.                                                              f.
---------------------------------------------------------------------------------------------------------------------------

14. APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):
    a.   Amount of PHS Direct Assistance.......................     $
    b.   Less Unobligated Balance From Prior Budget Periods....     $
    c.   Less Cumulative Prior Award(s) This Budget Period.....     $
    d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION...............     $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

                                                        / B /
    a.   DEDUCTION
    b.   ADDITIONAL COSTS
    c.   MATCHING
    d.   OTHER RESEARCH (Add/Deduct Option)
    e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE
    FOLLOWING:

    a.   The grant program legislation cited above.
    b.   The grant program regulation cited above.
    c. This award notice including terms and conditions, if any, noted below under REMARKS.
    d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
    e.   45 CFR part 74 or 45 CFR Part 92 as applicable.

    IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached --  / X / Yes    /  / No)

         Grant Specialist:  Linda Hall (301) 402-0733
         Program Official:  Dr. B. Graham 301- 496-7531

*  Base X Rate  ($325,629 X 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)
/s/ Jean M. Cahill
(Name-Typed/Print)                              (Title)
    Jean M. Cahill                        Grants Management Officer

17.      OBJ. CLASS:                41.4E

18.      CRS - EIN:                 1042297484A1

19.      LIST NO.:
---------------------------------------------------------------------------------------------------------------------------
 FY-CAN                DOCUMENT NO.            ADMINISTRATIVE                AMT. ACTION FIN.             AMT. ACTION DIR.
                                                    CODE                           ASST.                        ASST.
---------------------------------------------------------------------------------------------------------------------------
20.a.  95 8427201    b.  R1HG00122B            c.                             d.                          e.

21.a.                b.                        c.                             d.                          e.

22.a.                b.                        c.                             d.                          e.
---------------------------------------------------------------------------------------------------------------------------
PHS-5152-5 (Rev. 7/92):          950406 1705      (Note:  See reverse for payment information)  LHJ            HG/PC

                              NOTICE OF GRANT AWARD

Page 2
5 R01 HG00122-05
MAO, JEN-I, PH.D.

1. The Fiscal 1995 Appropriations Act prohibits reimbursement of direct salary for individuals at a rate greater than $125,000 per year as determined in the original award. The language contained in the Appropriations Act follows:

     "None of the funds appropriated in this title for the National Institutes of Health and the Substance Abuse and Mental Health Services Administration shall be used to pay the salary of an individual through a grant or other extramural mechanism at a rate in excess of $125,000 per year."

2. It is the current practice of the NCHGR to mail the original Notice of Grant Award (NGA) and Terms and Conditions to the Business Official of the grantee organization. Since this is the ONLY notification which will be provided to your institution it is the responsibility of the grantee Business Office to make distribution of the NGA and Terms and Conditions to the Principal Investigator and other staff.

3. Pursuant to the NIH Revitalization Act (P.L. 103-43, June 10, 1993), Section 2004, when purchasing equipment or products under this assistance award, the recipient should whenever possible, purchase only American-made items.

4. Allowable costs of activities conducted by for-profit organizations will be determined by applying the costs principles of Contracts with Commercial Organizations set forth in 48 CFR 31.2. However, independent research and development costs (including the indirect costs allocable to them) are unallowable.

5. Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States. To the extent authorized by Title 35 United States Code Section 205, the Government will not make public any information disclosing a Government-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that application.

                              NOTICE OF GRANT AWARD


Page 3
5 R01 HG00122-05
MAO, JEN-I, PH.D.

6. Any invention, developed under this award should be reported to the Patent Branch, DHHS, NIH, Office of Technology Transfer, 6011 Executive Blvd., Room 325, Rockville, Maryland 20892- 3804. Phone (301) 496-7056, for disposition of patent rights in accordance with 45 CFR, Parts 6 and 8. Disposition rights on inventions made by small businesses are subject to Chapter 18 of Title 35 U.S. Code.

7. Prior approval to implement budgetary and programmatic changes, where required by PHS Policy, must be obtained in writing from the Grants Management contact shown on this Notice of Grant Award.

8. Applicant organization must comply with the Public Health Service (PHS) policy relating to distribution of unique research resources produced with PHS funding (NIH Guide for Grants and Contracts, Vol 20, No. 5, February, 1991). Grantee should also comply with the NIH-DOE guidelines for access to mapping and sequencing data and materials resources, adopted by the NIH- DOE joint subcommittee on December 7, 1992 (see attached).

                              NOTICE OF GRANT AWARD
                              (ADDITIONAL REMARKS)

If you need assistance from the National Center for Human Genome Research during the course of this grant, please contact the grants managementr and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANT MANAGEMENT CONTACT: The Grants Management Specialist, whose name and telephone numnber are indicated in the "Remarks" sectionof the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award, and administration of grants. The Grants Management Specialist serves as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the NCHGR to a change in the amount of funding.

PROGRAM CONTACT: The Health Scientist Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all scientific and technical matters dealing with the administration of the grant. The Health Scientist Administrator reviews and monitors scientific progress of the project and provides advice and assistance relative to all technical problems to ensure that the scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific need should be addressed to the Health Scientist Administrator.

PRIOR APPROVAL: Requests which require the prior approval of the NCHGR must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g., 1 R01 HG12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

                  NIH-DOE GUIDELINES FOR ACCESS TO MAPPING AND
                   SEQUENCING DATA AND MATERIAL RESOURCES(1)

The information and resources generated by the Human Gemone Project have become substantial, and the interest in having access to them is widespread. It is therefore desirable to have a statement of philosophy concerning the sharing of these resources that can guide investigators who generate the resources as well as those who wish to use them.

A key issue for the Human Genome Project is how to promote and encourage the rapid sharing of material and data that are produced, especially information that has not yet been published or may never be published or may never be published in its entirety. Such sharing is essential for progress toward the goals of the program and to avoid unnecessary duplication. It is also desirable to make the fruits of genome research available to the scientific community as a whole as soon as possible to expedite research in other areas.

Although it is the policy of the Human Genome Project to maximize outreach to the scientific community, it is also necessary to give investigators time to verify the accuracy of their data and to gain some scientific advantage from the effort they have invested. Furthermore, in orderto assure that novel ideas and inventions are rapidly developed to the benefit of the public, intellectual property protection may be needed for some of the data and materials.

After extensive discussion with the community of genome researchers, the advisors of the NIH and DOE genome programs have determined that consensus is developing around the concept that a 6 month period from the time the data or materials are generated to the time they are made available publicly is a reasonable maximum in almost all cases. More rapid sharing is encouraged.

Whenever possible, data should be deposited in public databases and materials in public repositories. Where appropriate repositories do not exist or are unable to accept the data or materials, investigators should accomodate requests to the extent possible.

The NIH and DOE genome programs have decided to require all applicants expecting to generate significant amounts of genome data or materials to describe in their application how and when they plan to make such data and materials available to the community. Grant solicitations will specify this requirement. These plans in each application will be reviewed in the course of peer review and by staff to assure they are reasonable and in conformity with program philosophy. If a grant is made, the applicant's sharing plans will become a condition of the award and compliance will be reviewed before continuation is provided. Progress reports will be asked to address the issue.

-------------------------
         (1)  Adopted by the NIH-DOE Joint Subcommittee, December 7, 1992.

                                       -8-